Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of BIFS Technologies Corp. (the
"Company") on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report'),
I, Alpha J. Keyser, Chief Executive Officer of the Company, certify, pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

         1.       The Report fully complies with the requirements of Section
                  13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2.       The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                        /s/ Alpha J. Keyser
                                                       -------------------------
                                                            Alpha J. Keyser,
                                                            Chief Executive Officer and
                                                            Chief Financial Officer

November 14, 2002